RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 1997



                   Home Equity Loan Pass-Through Certificates

                                 Series 1997-HS5







[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM

                                                 TABLE OF CONTENTS
                                                                    Page

         ARTICLE I

         DEFINITIONS
Section 1.01.  Definitions..............................................2
         Accrued Certificate Interest...................................2
         Adjusted Mortgage Rate.........................................3
         Affiliate......................................................3
         Agreement......................................................3
         Appraised Value................................................3
         Assignment.....................................................3
         Assignment Agreement:..........................................3
         Bankruptcy Code................................................3
         Book-Entry Certificate.........................................3
         Business Day...................................................3
         Cash Liquidation...............................................3
         Certificate....................................................4
         Certificate Account............................................4
         Certificate Account Deposit Date...............................4
         Certificateholder or Holder....................................4
         Certificate Owner..............................................4
         Certificate Principal Balance..................................4
         Certificate Register and Certificate Registrar.................5
         Class..........................................................5
         Class A Certificate............................................5
         Class M Certificate............................................5
         Class B-1 Certificate..........................................5
         Class IO Certificate...........................................5
         Class R Certificate............................................6
         Class R-I Certificate..........................................6
         Class R-II Certificate.........................................6
         Closing Date...................................................6
         Code...........................................................6
         Collection Period..............................................6
         Combined Loan-to-Value Ratio...................................6
         Corporate Trust Office.........................................6
         Credit Support Depletion Date..................................6
         Curtailment....................................................6
         Custodial Account..............................................6
         Custodial Agreement............................................7
         Custodian......................................................7
         Cut-off Date...................................................7
         Cut-off Date Principal Balance.................................7

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                         i

         Debt Service Reduction...........................................7
         Deficient Valuation..............................................7
         Definitive Certificate...........................................7
         Deleted Mortgage Loan............................................7
         Depository.......................................................7
         Depository Participant...........................................7
         Destroyed Mortgage Note..........................................7
         Determination Date...............................................8
         Disqualified Organization........................................8
         Distribution Date................................................8
         Due Date.........................................................8
         Eligible Account.................................................8
         Event of Default.................................................9
         Excess Loss......................................................9
         Excess Fraud Loss................................................9
         Excess Special Hazard Loss.......................................9
         Extra Principal Distribution Amount..............................9
         Extraordinary Events.............................................9
         Extraordinary Losses............................................10
         FASIT...........................................................10
         FDIC............................................................10
         FHLMC...........................................................10
         Final Distribution Date.........................................10
         Fitch...........................................................10
         Fixed Strip Certificates........................................10
         FNMA............................................................10
         Foreclosure Profits.............................................10
         Fraud Loss Amount...............................................11
         Fraud Losses....................................................11
         Independent.....................................................11
         Initial Certificate Principal Balance...........................12
         Insurance Proceeds..............................................12
         Interest Remittance Amount......................................12
         Late Collections................................................12
         Liquidation Proceeds............................................12
         Lockout Certificates............................................12
         Lockout Certificate Percentage..................................12
         Lockout Distribution Percentage.................................13
         Maximum Class B-1 Rate..........................................13
         Maturity Date...................................................13
         Monthly Payment.................................................13
         Moody's.........................................................13
         Mortgage........................................................13
         Mortgage File...................................................13
         Mortgage Loan Schedule..........................................14

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        ii

         Mortgage Loans...................................................14
         Mortgage Note....................................................14
         Mortgage Rate....................................................15
         Mortgaged Property...............................................15
         Mortgagor........................................................15
         Net Monthly Excess Cash Flow.....................................15
         Net Monthly Excess Interest Amount...............................15
         Net Monthly Excess Principal Amount..............................15
         Net Mortgage Rate................................................15
         Non-Primary Residence Loans......................................15
         Non-United States Person.........................................15
         Nonsubserviced Mortgage Loan.....................................15
         Notional Amount..................................................15
         Officers' Certificate............................................15
         Opinion of Counsel...............................................16
         Outstanding Mortgage Loan........................................16
         Overcollateralization Amount.....................................16
         Ownership Interest...............................................16
         Pass-Through Rate................................................16
         Paying Agent.....................................................16
         Percentage Interest..............................................16
         Permitted Investments............................................16
         Permitted Transferee.............................................18
         Person...........................................................18
         Plan.............................................................18
         Pool Stated Principal Balance....................................18
         Prepayment Assumption............................................18
         Principal Distribution Amount....................................18
         Principal Prepayment.............................................18
         Principal Prepayment in Full.....................................19
         Principal Remittance Amount......................................19
         Program Guide....................................................19
         Purchase Price...................................................19
         Qualified Substitute Mortgage Loan...............................20
         Rating Agency....................................................20
         Realized Loss....................................................20
         Record Date......................................................21
         Relief Act.......................................................21
         REMIC............................................................21
         REMIC Administrator..............................................21
         REMIC I..........................................................21
         REMIC I Certificates.............................................21
         REMIC II.........................................................21
         REMIC II Certificates............................................22
         REMIC Provisions.................................................22

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        iii

         REO Acquisition...................................................22
         REO Disposition...................................................22
         REO Imputed Interest..............................................22
         REO Proceeds......................................................22
         REO Property......................................................22
         Request for Release...............................................22
         Required Insurance Policy.........................................22
         Required Overcollateralization Amount.............................22
         Residential Funding...............................................23
         Responsible Officer...............................................23
         Seller............................................................23
         Seller's Agreement................................................23
         Senior Certificates...............................................23
         Senior Enhancement Percentage.....................................23
         Senior Principal Distribution Amount..............................23
         Senior Specified Enhancement Percentage...........................23
         Senior Support Certificates.......................................23
         Servicing Accounts................................................23
         Servicing Advances................................................24
         Servicing Fee.....................................................24
         Servicing Officer.................................................24
         Special Hazard Amount.............................................24
         Special Hazard Loss...............................................25
         Standard & Poor's.................................................25
         Stated Principal Balance..........................................25
         Stepdown Date.....................................................25
         Stepped Up Enhancement Percentage.................................25
         Subordinate Certificates..........................................25
         Subserviced Mortgage Loan.........................................26
         Subservicer.......................................................26
         Subservicing Account..............................................26
         Subservicing Agreement............................................26
         Subservicing Fee..................................................26
         Super Senior Certificates.........................................26
         Tax Returns.......................................................26
         Transfer..........................................................26
         Transferee........................................................26
         Transferor........................................................26
         Trigger Event.....................................................26
         Trust Fund........................................................27
         Uncertificated Principal Balance..................................27
         Uncertificated REMIC I Accrued Interest...........................27
         Uncertificated REMIC I Pass-Through Rate..........................27
         Uncertificated REMIC I Regular Interest Y.........................27
         Uncertificated REMIC I Regular Interest Z.........................27

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        iv

          Uncertificated REMIC I Regular Interests..........................27
          Uniform Single Attestation Program for Mortgage Bankers...........28
          Uninsured Cause...................................................28
          United States Person..............................................28
          Unpaid Interest Shortfall.........................................28
          Voting Rights.....................................................28

         ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;ORIGINAL ISSUANCE OF
CERTIFICATES
Section 2.01.Conveyance of Mortgage Loans................................29
             ----------------------------
Section 2.02.Acceptance by Trustee.......................................32
             ---------------------
Section 2.03.Representations, Warranties and Covenants of the Master Servicer
                and the Company............................................33
Section 2.04.Reserved......................................................36
             --------
Section 2.05.Issuance of Certificates Evidencing Interests in REMIC I......36
             --------------------------------------------------------
Section 2.06.Conveyance of Uncertificated REMIC I and REMIC II Regular
                Interests; Acceptance by the Trustee......................37
Section 2.07.Issuance of Certificates Evidencing Interests in REMIC II......37
             ---------------------------------------------------------

         ARTICLE IIIADMINISTRATION AND SERVICINGOF MORTGAGE LOANS
 Section 3.01. Master Servicer to Act as Servicer..........................38
               ----------------------------------
 Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers;Enforcement of Subservicers' Obligations.......39
 Section 3.03. Successor Subservicers......................................40
               ----------------------
 Section 3.04. Liability of the Master Servicer............................41
               --------------------------------
 Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               --------------------------------------------------------------
               Certificateholders.............................................41
               ------------------
 Section 3.06. Assumption or Termination of Subservicing Agreements by
                Trustee.....                                                .41
  Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to
                Custodial Account...........................................42
Section 3.08. Subservicing Accounts; Servicing Accounts......................44
              -----------------------------------------
Section 3.09. Access to Certain Documentation and Information Regarding the
               MortgageLoans................................................45
              -----
Section 3.10. Permitted Withdrawals from the Custodial Account...............45
              ------------------------------------------------
Section 3.11. Maintenance of Fire Insurance and Omissions and Fidelity
                Coverage....                                                47

Section 3.12. Enforcement of Due-on-Sale Clauses; Assumption and Modification
 Agreements; Certain Assignments......................................48
ection 3.13. Realization Upon Defaulted Mortgage Loans................50
             -----------------------------------------
ection 3.14. Trustee to Cooperate; Release of Mortgage Files..........53
             -----------------------------------------------
ection 3.15. Servicing and Other Compensation.........................54
             ---------------------------------
ection 3.16. Reports to the Trustee and the Company...................55
             --------------------------------------
ection 3.17. Annual Statement as to Compliance........................55
             ---------------------------------
ection 3.18. Annual Independent Public Accountants' Servicing Report..56
                   ---------------------------------------------------

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                         v

   ARTICLE IVPAYMENTS TO CERTIFICATEHOLDERS
Section 4.01.Certificate Account...........................................57
             -------------------
Section 4.02.Distributions.................................................57
             -------------
Section 4.03.Statements to Certificateholders..............................63
             --------------------------------
Section 4.04.Distribution of Reports to the Trustee and the Company........65
             ------------------------------------------------------
Section 4.05.Allocation of Realized Losses.................................65
             -----------------------------
Section 4.06.Reports of Foreclosures and Abandonment of Mortgaged Property.66
             -------------------------------------------------------------
Section 4.07.Optional Purchase of Defaulted Mortgage Loans.................67
             ---------------------------------------------
Section 4.08.Distributions on the Uncertificated REMIC I Regular
               Interests and
               REMIC II Certificates.......................................67

 ARTICLE VTHE CERTIFICATES
Section 5.01. The Certificates.............................................69
              ----------------
Section 5.02. Registration of Transfer and Exchange of Certificates........70
              -----------------------------------------------------
Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates............76
              -------------------------------------------------
Section 5.04. Persons Deemed Owners........................................76
              ---------------------
Section 5.05. Appointment of Paying Agent..................................76
              ---------------------------
Section 5.06. Optional Purchase of Certificates............................77
              ---------------------------------

ARTICLE VITHE COMPANY AND THE MASTER SERVICER
Section 6.01.Respective Liabilities of the Company and the Master Servicer..79
             -------------------------------------------------------------
Section 6.02.Merger or Consolidation of the Company or the Master Servicer;
             --------------------------------------------------------------
Assignment of Rights and Delegation of Duties by Master Servicer.....79
Section 6.03.Limitation on Liability of the Company, the Master Servicer
                and Others                                            80

Section 6.04.Company and Master Servicer Not to Resign...................81
             -----------------------------------------

ARTICLE VIIDEFAULT
Section 7.01. Events of Default...........................................82
              -----------------
Section 7.02. Trustee or Company to Act; Appointment of Successor.........83
              ---------------------------------------------------
Section 7.03. Notification to Certificateholders..........................84
              ----------------------------------
Section 7.04. Waiver of Events of Default.................................85
              ---------------------------

 ARTICLE VIIICONCERNING THE TRUSTEE
 Section 8.01. Duties of Trustee............................................86
               -----------------
 Section 8.02. Certain Matters Affecting the Trustee........................88
               -------------------------------------
 Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans........89
               -----------------------------------------------------
 Section 8.04. Trustee May Own Certificates.................................89
               ----------------------------
 Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
                Indemnification.                                           .90

 Section 8.06. Eligibility Requirements for Trustee.........................91
               ------------------------------------
 Section 8.07. Resignation and Removal of the Trustee.......................91
               --------------------------------------
 Section 8.08. Successor Trustee............................................92
               -----------------
 Section 8.09. Merger or Consolidation of Trustee...........................93
               ----------------------------------
 Section 8.10. Appointment of Co-Trustee or Separate Trustee................93
               ---------------------------------------------
 Section 8.11. Appointment of Custodians....................................94
               -------------------------
 Section 8.12. Appointment of Office or Agency..............................94
               -------------------------------

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        vi

 ARTICLE IXTERMINATION
Section 9.01.Termination Upon Purchase by the Master Servicer or the Company or
             ------------------------------------------------------------------
             Liquidation of All Mortgage Loans.............................95
             ---------------------------------
Section 9.02.Termination of REMIC II.......................................97
             -----------------------
Section 9.03.Additional Termination Requirements...........................98
             -----------------------------------

 ARTICLE XREMIC PROVISIONS
Section 10.01. REMIC Administration..........................................99
               --------------------
Section 10.02. Master Servicer, REMIC Administrator and Trustee
               Indemnification                                              102

ARTICLE XIMISCELLANEOUS PROVISIONS
 Section 11.01.Amendment..................................................104
               ---------
 Section 11.02.Recordation of Agreement; Counterparts.....................107
               --------------------------------------
 Section 11.03.Limitation on Rights of Certificateholders.................107
               ------------------------------------------
 Section 11.04.Governing Law..............................................108
               -------------
 Section 11.05.Notices....................................................108
               -------
 Section 11.06.Notices to Rating Agency...................................108
               ------------------------
 Section 11.07.Severability of Provisions.................................109
               --------------------------
 Section 11.08.Supplemental Provisions for Resecuritization...............109
               --------------------------------------------


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        vii

EXHIBITS

Exhibit A-1  Form of Class A Certificates
Exhibit A-2  Form of Class IO Certificate
Exhibit A-3  Form of Subordinate Certificate
Exhibit B    Form of Class R Certificates
Exhibit C    Form of Custodial Agreement
Exhibit D    Mortgage Loan Schedule
Exhibit E    Form of Request for Release
Exhibit F    Reserved
Exhibit G-1  Form of Transfer Affidavit and Agreement
Exhibit G-2  Form of Transferor Certificate
Exhibit H-1  Form of Investor Representation Letter
Exhibit H-2  Form of ERISA Representation Letter
Exhibit I    Form of Transferor Representation Letter
Exhibit J    Text of Amendment to Pooling and Servicing
             Agreement Pursuant to Section 11.01(e) for a
             Limited Guaranty
Exhibit K    Form of Limited Guaranty
Exhibit L    Form of Lender Certification for Assignment of Mortgage Loan
Exhibit M    Form of Rule 144A Investment Representation Letter
Exhibit N    Representations and Warranties


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                       viii

                  This is a Pooling and Servicing Agreement, dated as of October 1, 1997, among RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (together with its permitted successors and assigns, the "Trustee"),

                                              PRELIMINARY STATEMENT:

                  The Company intends to sell home equity loan pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement, as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law. A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II," and the REMIC Administrator will make a separate REMIC election with respect thereto. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-L1, Class A-L2, Class IO, Class M-1, Class M-2 and Class B-1 Certificates will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.
                  The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                                     Aggregate Initial
                                             Certificate
                           Pass-Through        Principal                                     Maturity    Initial      Ratings
 Designation      Type         Rate            Balance          Features                       Date        S&P         Fitch
 -----------      ----         -----          ---------         --------                      ------      -----        -----
Class A-1        Senior        6.88%     $43,000,000.00          Senior                May 25, 2027        AAA          AAA
Class A-2        Senior        6.56%     $16,800,000.00          Senior                May 25, 2027        AAA          AAA
Class A-3        Senior        6.51%     $55,800,000.00          Senior                May 25, 2027        AAA          AAA
Class A-4        Senior        6.50%     $10,600,000.00          Senior                May 25, 2027        AAA          AAA
Class A-5        Senior        6.67%     $18,100,000.00          Senior                May 25, 2027        AAA          AAA
Class A-6        Senior        6.76%     $ 8,300,000.00          Senior                May 25, 2027        AAA          AAA
Class A-7        Senior        7.00%     $18,778,000.00       Super Senior             May 25, 2027        AAA          AAA
Class A-L1       Senior       6.73%      $20,288,000.00      Senior/Lockout            May 25, 2027        AAA          AAA
Class A-L2       Senior       6.88%      $ 1,220,000.00  Senior Support/Lockout        May 25, 2027        AAA          AAA
Class IO         Senior      8.00%(1)    $         0.00  Senior/Interest Only          May 25, 2027        AAAr         AAA
Class M-1      Subordinate    7.01%      $19,518,000.00        Subordinate             May 25, 2027        AA           AA
Class M-2      Subordinate    7.17%      $ 9,185,000.00        Subordinate             May 25, 2027         A            A
Class B-1      Subordinate   7.50%(2)    $ 8,037,000.00        Subordinate             May 25, 2027        BBB          BBB



[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM



Class R-I          Subordinate            N/A           $            0.00          Residual     May 25, 2027   N/A    N/A
Class R-II         Subordinate            N/A           $          573.80          Residual     May 25, 2027   N/A    N/A



(1)  Based  on  the  Notional  Amount  as  described  herein.   After  the  30th
     Distribution Date, the Pass-Through Rate on the Fixed Strip Certificates shall be reduced to 0.00%.
(2) Subject to the Maximum Class B-1 Rate as described herein.

                  The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to approximately $229,626,574. The Mortgage Loans are fixed-rate, fully amortizing and balloon payment, first lien and second lien home equity mortgage loans having terms to maturity at origination or modification of approximately 5, 7, 10, 15, 20, 25 or 30 years.

                  In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:


                                                     ARTICLE I

                                                    DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.
                  Accrued Certificate Interest: With respect to each Distribution Date, as to the Senior Certificates (other than the Class IO Certificates) and Subordinate Certificates, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class IO Certificates, one month's interest accrued at the related Pass-Through Rate on the Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Senior Certificates or Subordinate Certificates will be reduced by (i) the interest portion (adjusted to the Net Mortgage Rate) of Excess Losses and (ii) any other interest shortfalls not covered by the subordination provisions of Section 4.05 of this Agreement, including interest that is not collectible from the Mortgagor for the related Collection Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Senior Certificates and Subordinate Certificates in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions, to the extent of a fraction of such shortfalls, the numerator of which is equal to (x) the aggregate Certificate Principal Balance of the Senior Certificates and Subordinate Certificates, and the denominator of which is equal to (y) the aggregate Stated Principal Balance of the Mortgage Loans; provided, however, that any shortfalls in Accrued Certificate Interest allocated to the Super Senior Certificates from Excess Losses shall be covered by Accrued Certificate Interest otherwise payable to the Senior Support Certificates, to the extent necessary to pay Accrued Certificate Interest in full to the Super Senior Certificates.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                         2

                  Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

                  Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.
                  Appraised Value: As to any Mortgaged  Property,  the lesser of
(i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

                  Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

                  Assignment Agreement: The Assignment and Assumption Agreement, dated October 30, 1997, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

                  Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.
                  Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York, the State of California, the State of Minnesota, or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

     Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it
[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                         3
has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Senior Certificate, Subordinate Certificate or Class R Certificate.
                  Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities II, Inc., Home Equity Loan Pass-Through Certificates, Series 1997-HS5" which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.
                  Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

                  Certificate Principal Balance: With respect to each Senior Certificate (other than a Class IO Certificate), on any date of determination, an amount equal to (i) the initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(c), 4.02(d) or 4.02(f) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Excess Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Subordinate Certificate, on any date of determination, an amount equal to (i) the initial Certificate Principal Balance of such Certificate as specified on the face

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                         4
thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(c) or 4.02(d) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class R-II Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all Senior Certificates and Subordinate Certificates then outstanding. The Class IO Certificates and the Class R-I Certificates will have no Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

 Class:  Collectively, all of the Certificates bearing the same designation.

                  Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificate, Class A-L1 Certificates and Class A-L2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Subordinate Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

                  Class M Certificate: Any one of the Class M-1 Certificates and Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-3, senior to the Class B Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

                  Class B-1 Certificate: Any one of the Class B-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-3, senior to the Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

                  Class IO Certificate: Any one of the Class IO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Subordinate Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                         5

 Class R Certificate: Any one of the Class R-I Certificates or Class R-II Certificates.

                  Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

                  Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

                  Closing Date:  October 30, 1997.

                  Code:  The Internal Revenue Code of 1986.

     Collection Period: With respect to any Mortgage Loan and Distribution Date, the calendar month preceding any such Distribution Date.
                  Combined Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the outstanding Principal Balance of the related Mortgage Loan as of the date of the origination of such Mortgage Loan and (ii) the outstanding Principal Balance as of the date of the origination of such Mortgage Loan of any mortgage loan or mortgage loans that are secured by liens on the Mortgaged Property that are senior or subordinate to the Mortgage and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1997-HS5.
                  Credit Support Depletion Date: The first Distribution Date on which the sum of the Overcollateralization Amount and the aggregate Certificate Principal Balance of the Subordinate Certificates has been reduced to zero.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

     Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by
[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                         6
the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

                  Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit C hereto.

 Custodian:  A custodian appointed pursuant to a Custodial Agreement.

                  Cut-off Date:  October 1, 1997

                  Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

                  Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                  Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

   Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.
                  Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                         7

                  Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

                  Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause REMIC I or REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

                  Due Date: With respect to any Mortgage Loan, the day of the month the Monthly Payment is due as set forth in the related Mortgage Note and which date is during the Collection Period related to such Distribution Date.

                  Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                         8
its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

                  Event of Default:  As defined in Section 7.01.

     Excess Loss: Any Excess Fraud Loss, Excess Special Hazard Loss or Extraordinary Loss.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

                  Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the Net Monthly Excess Interest Amount for such Distribution Date and (y) the excess, if any, of (i) the Required Overcollateralization Amount for such Distribution Date over (ii) the Overcollateralization Amount (calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all Classes of Certificates resulting from the distribution of the Principal Remittance Amount) for such Distribution Date.

                  Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                  (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.11(b) but are in excess of the coverage maintained thereunder;

                  (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                  (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

     1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or
[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                         9

           2.   by military, naval or air forces; or

           3.   by an agent of any such government, power, authority or forces;

                  (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                  (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

                  FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

                  Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to
Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

            Fitch:  Fitch Investors Service, L.P. or its successor in interest.

                  Fixed Strip Certificates: The Class IO Certificates.

                  FNMA:  Fannie Mae, a federally  chartered and privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

                  Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Collection Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.13) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        10

Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

                  Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

         The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

   Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

                  Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        11

                  Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

                  Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

Interest Remittance Amount: With respect to any Distribution Date, the sum of the following:

         (i) the interest portion of each Monthly Payment received during the related Collection Period (other than Monthly Payments due after the related Collection Period, which shall be treated as if received during the Collection Period they were due) on each Outstanding Mortgage Loan (less the related Servicing Fees and Subservicing Fees); and

         (ii) the interest portion of all other unscheduled collections (including, without limitation, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Collection Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of interest on the related Mortgage Loan at the Net Mortgage Rate pursuant to Section 3.13.

                  Late Collections: With respect to any Mortgage Loan, all amounts received during any Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Collection Period and not previously recovered.

                  Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, including any amounts received by the Master Servicer as a recovery subsequent to the deeming of a Cash Liquidation as set forth in Section 3.13, other than REO Proceeds.

 Lockout Certificates:  Any one of the Class A-L1 or Class A-L2 Certificates.

                  Lockout Certificate Percentage: For any Distribution Date, the percentage equal to the aggregate Certificate Principal Balance of the Lockout Certificates divided by the sum of the aggregate Certificate Principal Balances of the Senior Certificates, in each case immediately prior to such Distribution Date.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        12

                  Lockout  Distribution  Percentage:  For any Distribution  Date
occurring prior to the Distribution Date in November 2000, the Lockout Distribution Percentage will be 0%. For any Distribution Date occurring in or after November 2000 and prior to November 2002, the Lockout Distribution
Percentage will be 45% of the Lockout Certificate Percentage for such Distribution Date. For any Distribution Date occurring in or after November 2002 and prior to November 2003, the Lockout Distribution Percentage will be 80% of the Lockout Certificate Percentage for such Distribution Date. For any Distribution Date occurring in or after November 2003 and prior to November 2004, the Lockout Distribution Percentage will be 100% of the Lockout Certificate Percentage for such Distribution Date. For any Distribution Date thereafter, the Lockout Distribution Percentage will be the lesser of (x) 300% of the Lockout Certificate Percentage for such Distribution Date and (y) 100%.

                  Maximum Class B-1 Rate: For the first 30 Distribution Dates, a rate equal to the weighted average of the Uncertificated REMIC I Pass-Through Rate, weighted on the basis of the Uncertificated REMIC I Regular Interest Z and the Uncertificated REMIC I Pass-Through Rate less 8.00%, weighted on the basis of Uncertificated REMIC I Regular Interest Y; for each distribution date thereafter, a rate equal to the weighted average of the Uncertificated REMIC I Pass-Through Rate, weighted on the basis of Uncertificated REMIC I Regular Interest Z and the Uncertificated REMIC I Pass-Through Rate, weighted on the basis of Uncertificated REMIC I Regular Interest Y.

                  Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in the REMIC II and the Uncertificated Principal Balance of each Uncertified REMIC I Regular Interest would be reduced to zero, which is May 25, 2027 and which is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

                  Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest received thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

     Moody's:  Moody's Investors Service, Inc., or its successor in interest.

                  Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

                  Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        13

                  Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit D (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

    (i)      the Mortgage Loan identifying number ("RFC LOAN#");

    (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

    (iii) the maturity of the Mortgage Note ("MATURITY DATE");

    (iv)     the Mortgage Rate ("ORIG RATE");

    (v)      the Subservicer pass-through rate ("CURR NET");

    (vi)     the Net Mortgage Rate ("NET MTG RT");

    (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I");

    (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

    (ix)     the Combined Loan-to-Value Ratio at origination ("CLTV"); and

    (x) a code "1" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a second home residence (the absence of any such code means the
                           Mortgage Loan is secured by a primary residence).

Such schedule may consist of multiple reports that collectively set forth all of the information required.

                  Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

                  Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        14

  Mortgaged Property:  The underlying real property securing a Mortgage Loan.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net Monthly Excess Cash Flow: For any Distribution Date, the sum of the Net Monthly Excess Interest Amount as determined pursuant to Section 4.02(b)(v) and the Net Monthly Excess Principal Amount for such Distribution Date as determined pursuant to Section 4.02(c)(v) or 4.02(d)(v). Net Monthly Excess Cash Flow shall be allocated on each Distribution Date in accordance with the priorities set forth in Section 4.02(e).

  Net Monthly Excess Interest Amount: For any Distribution Date, the amount as defined in Section 4.02(b)(v).

                  Net Monthly Excess Principal Amount: With respect to any Distribution Date prior to the Stepdown Date or for which a Trigger Event is in effect, the amount as defined in Section 4.02(c)(v). With respect to any Distribution Date on or after the Stepdown Date for which a Trigger Event is not in effect, the amount as defined in Section 4.02(d)(v).

                  Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.
  Non-United States Person:  Any Person other than a United States Person.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.
                  Notional Amount: As to the Class IO Certificates and any date of determination, an amount equal to the Uncertificated Principal Balance of the Uncertificated REMIC I Regular Interest Y.

                  Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Managing Director or Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        15

                  Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 4.07.

                  Overcollateralization Amount: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans immediately following such Distribution Date over (b) the Certificate Principal Balance of the Senior Certificates and Subordinate Certificates as of such Distribution Date (after taking into account the payment to the Senior Certificates and Subordinate Certificates of the Principal Distribution Amount).

                  Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  Pass-Through Rate: With respect to the Class A Certificates and Class M Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class IO Certificates and the first 30 Distribution Dates, 8.00% per annum, and with respect to any Distribution Date thereafter, 0.00% per annum. With respect to the Class B-1 Certificates and any Distribution Date, the lesser of (i) 7.50% per annum and
(ii) the Maximum Class B-1 Rate.

 Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

                  Percentage Interest: With respect to any Senior Certificate and Subordinate Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof (or Initial Notional Amount thereof, with respect to the Fixed Strip Certificates) divided by the aggregate Initial Certificate Principal Balance (or aggregate Initial Notional Amount, with respect to the Fixed Strip Certificates) of all of the Certificates of the same Class. The Percentage Interest with respect to a Class R Certificate shall be stated on the face thereof.

                  Permitted Investments:  One or more of the following:

                  (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase  agreements on obligations specified in clause
         (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        16

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

                  (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        17

                  Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization, any "electing large partnership" as defined in Section 775(a) of the Code, or Non-United States Person.

                  Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Plan: Any employee  benefit plan and certain other  retirement plans and arrangements, including individual retirement accounts and annuities, and Keogh plans, and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to the prohibited transaction and fiduciary responsibility provisions of ERISA and Section 4975 of the Code.

                  Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the last day of the Collection Period preceding the month of such date of determination.

                  Prepayment Assumption: A 100% Prepayment Assumption assumes a constant prepayment rate ("CPR") of 4% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 17/12% annum in each month thereafter until the thirteenth month used for determining the accrual of original issue discount and premium and market discount on the Class A Certificates for federal income tax purposes. Beginning in the thirteenth month and in each month thereafter during the life of the mortgage loans, a 100% Prepayment Assumption assumes a CPR of 21% per annum each month. The constant prepayment rate assumes that the stated percentage of the outstanding principal balance of the Mortgage Loans is prepaid over the course of a year.

                  Principal Distribution Amount: With respect to any Distribution Date, the sum of (i) the Principal Remittance Amount for such Distribution Date, minus, on any Distribution Date occurring on or after the Stepdown Date, the Overcollateralization Reduction Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.

                  Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     Principal Remittance Amount: With respect to any Distribution Date, the sum of the following:
[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        18

                  (i) the principal portion of each Monthly Payment received during the related Collection Period (other than Monthly Payments due after the related Collection Period, which shall be treated as if received during the Collection Period they were due) on each Outstanding Mortgage Loan;

                  (ii) the Stated Principal Balance of any Mortgage Loan repurchased during the related Collection Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to
         Section 2.02, 2.03 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the related Collection Period; and

                  (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Collection Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
         Section 3.13;

         minus

                  (iv) expenses incurred by and reimbursable to Master Servicer or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement; and

                  (v) amounts  expended by the Master  Servicer  (a) pursuant to
         Section 3.13 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed to the Master Servicer pursuant to
         Section 3.10(a)(ii) or (vii).

     Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's Home Equity Program.
                  Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

                  Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        19
received in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;
(iii) have a Combined Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Exhibit N hereto.

                  Rating Agency: With respect to the Senior Certificates and Subordinate Certificates, Standard & Poor's and Fitch. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

                  Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Collection Period that such interest was not paid, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and the related Mortgage Loan is not in default with regard to payments due thereunder.

                  Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        20

 Relief Act:  The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. As used herein, the term "the REMIC" shall mean the REMIC created under this Agreement.

                  REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

     REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:
   (i)      the Mortgage Loans and the related Mortgage Files;

   (ii) all payments and collections in respect of the Mortgage Loans received on or after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

   (iii)    property  which secured a Mortgage Loan and which has
            been    acquired    for    the    benefit    of   the
            Certificateholders by foreclosure or deed in lieu of foreclosure;

   (iv)     any insurance policies relating to the Mortgage Loans; and

   (v) all proceeds of clauses (i) through (iv) above.

                  REMIC I Certificates:  The Class R-I Certificates.

                  REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Senior Certificates, Subordinate Certificates and Class R-II Certificates, with respect to which a separate REMIC election is to be made.

                  REMIC II Certificates: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-L1, Class A-L2, Class IO, Class M-1, Class M- 2, Class B-1 and Class R-II Certificates.

                  REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        21
published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.13.

                  REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

                  REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

                  REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition, including any amounts received by the Master Servicer as a recovery subsequent to the deeming of a REO Disposition as set forth in Section 3.13.

                  REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

 Request for Release: A request for release, the form of which is attached as Exhibit E hereto.

                  Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

                  Required Overcollateralization Amount: With respect to any Distribution Date (i) prior to the Stepdown Date, $4,592,531.00, and (ii) on or after the Stepdown Date, so long as no Trigger Event is in effect, the greater of (x) the lesser of (a) $4,592,531.00 and (b) 4.00% of the then current aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period and (y) $1,148,133.00; provided, however, that if a Trigger Event has occurred and is continuing, the Required Overcollateralization Amount with respect to such Distribution Date will remain equal to the amount required as of the Distribution Date immediately preceding the date on which such Trigger Event occurred.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        22

                  Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

                  Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company.

     Senior Certificates: Any one of the Class A Certificates or Class IO Certificates.
                  Senior Enhancement Percentage: On any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinate Certificates immediately prior to such Distribution Date and (ii) the Overcollateralization Amount (prior to any payment of the Principal Distribution Amount to the Offered Certificates on such Distribution Date), by (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

                  Senior Principal Distribution Amount: With respect to any Distribution Date prior to the Stepdown Date or for which a Trigger Event is in effect, the amount as defined in Section 4.02(c)(i). With respect to any Distribution Date on or after the Stepdown Date for which a Trigger Event is not in effect, the amount as defined in Section 4.02(d)(i).

     Senior Specified Enhancement Percentage: On any date of determination thereof, 36.00%.

                  Senior Support Certificates: The Class A-L2 Certificates.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.
                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.11(a) and 3.13, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        23

     Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate of 0.08%

                  Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

                  Special Hazard Amount: As of any Distribution Date, an amount equal to $2,296,266 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 52.80% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

                  The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on
[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        24
account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, or its successor in interest.
                  Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments received with respect to such Mortgage Loan or REO Property during each Collection Period ending prior to the most recent Distribution Date;
(b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.13 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

                  Stepdown Date: The later to occur of (x) the Distribution Date in November 2000 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

                  Stepped Up Enhancement Percentage: On any Distribution Date, a percentage equal to (x) 100% minus (y) two times (i) the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest as of such Distribution Date (including Mortgage Loans in foreclosure and REO Mortgage Loans), divided by (ii) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding such Distribution Date.

     Subordinate Certificates: Any one of the Class M Certificates or Class B-1 Certificates.
     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.
                  Subservicer:  Any  Person  with whom the Master  Servicer  has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        25

                  Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

                  Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate of 0.50%.

                  Super Senior Certificates: The Class A-7 Certificates.

                  Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.
                  Trigger Event: A Trigger Event is in effect on or after the Stepdown Date on any Distribution Date if, on such Distribution Date, the percentage obtained by dividing (x) the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest immediately preceding such Distribution Date (including Mortgage Loans in foreclosure and REO Mortgage Loans), by (y) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding such Distribution Date, equals or exceeds 50.00% of the Senior Specified Enhancement Percentage.

                  Trust Fund:  REMIC I and REMIC II.

                  Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest on any date of determination, an amount equal to (i) $20,288,000.00 with respect to Uncertificated REMIC I Regular Interest Y, an amount equal to $209,338,574.00 with respect to Uncertificated REMIC I Regular Interest Z, minus (ii) the sum of (x) the aggregate

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        26
of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to
Section 4.08(b) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 4.08(c).

                  Uncertificated REMIC I Accrued Interest: With respect to each Uncertificated REMIC I Regular Interest on each Distribution Date, an amount equal to one month's interest at the Uncertificated REMIC I Pass-Through Rate on the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest. Uncertificated REMIC I Accrued Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case, Uncertificated REMIC I Accrued Interest will be reduced by the amount of all shortfalls in respect of interest deemed allocated to the related Uncertificated REMIC I Regular Interest pursuant to Section 4.08.

     Uncertificated REMIC I Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests Y and Z, the weighted average of the Net Mortgage Rates.
                  Uncertificated REMIC I Regular Interest Y: An uncertificated partial undivided beneficial ownership interest in REMIC I having an initial Uncertificated Principal Balance equal to $20,288,000.00 and which bears interest at a rate equal to the Uncertificated REMIC
I Pass-Through Rate.

                  Uncertificated REMIC I Regular Interest Z: An uncertificated partial undivided beneficial ownership interest in REMIC I having an initial Uncertificated Principal Balance equal to $209,338,574.00 and which bears interest at a rate equal to the Uncertificated
REMIC I Pass-Through Rate.

                  Uncertificated REMIC I Regular Interests: Uncertificated REMIC I Regular Interest Y and Uncertificated REMIC I Regular Interest Z.

                  Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

                  Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

                  United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        27
over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

                  Unpaid Interest Shortfall: With respect to each class of Senior Certificates and Subordinate Certificates and each Distribution Date, any Accrued Certificate Interest remaining unpaid as to such class of Senior Certificates or Subordinate Certificates as a result of the insufficiency of the Interest Remittance Amount to pay Accrued Certificate Interest to such Certificates pursuant to the priority of payment provisions of Section 4.02(b) (including, with respect to the Senior Support Certificates, the payment of Accrued Certificate Interest otherwise payable to the Senior Support Certificates to the Super Senior Certificates) for such Distribution Date, plus any such shortfall for all prior Distribution Dates, and plus interest thereon at the related Pass-Through Rate immediately prior to such Distribution Date.

                  Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98% of all of the Voting Rights shall be allocated among Holders of the Senior Certificates (other than the Fixed Strip Certificates) and Subordinate Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; the Holders of the Fixed Strip Certificates shall be entitled to 1% of the Voting Rights, allocated among the Certificates of such Class in accordance with their respective Percentage Interest; and the Holders of the Class R-I Certificates and Class R-II Certificates shall be entitled to 1/2% and 1/2% of all of the Voting Rights, allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        28

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

                  Section 2.01.     Conveyance of Mortgage Loans.

                  (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date.

                  (b) In connection with such assignment, except as set forth in
Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section):

                            (i) The original  Mortgage  Note,  endorsed  without
                  recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                           (ii) The original Mortgage with evidence of recording
                  indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                          (iii) An original  Assignment  of the  Mortgage to the
                  Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                           (iv) The original recorded  assignment or assignments
                  of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                            (v) The  original of each  modification,  assumption
                  agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

                  (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians, deliver such documents to the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        29

Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in
Section 2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

                  On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(iv) and (v) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) the Trustee and (ii) each Custodian a report setting forth the status of the documents which it is holding pursuant to this Section 2.01(c).

                  (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

                  The Company shall as soon as practicable cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan. If any Assignment is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

                  Any of the items set forth in Section 2.01(b) that may be delivered as a copy rather than the original may be delivered in microfiche form.

                  (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 and the Uncertified REMIC I Regular Interests provided for in Section 2.06 be construed as a sale by the Company to the Trustee of

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        30
the Mortgage Loans and the Uncertificated REMIC I Regular Interests for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the Uncertificated REMIC I Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans and the Uncertificated REMIC I Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) the Uncertificated REMIC I Regular Interests and (D) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

                  The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, the Uncertificated REMIC I Regular Interests and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and the Trustee shall forward for filing,

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        31
or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and the Uncertificated REMIC I Regular Interests, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or
(4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC I Regular Interest.

                  Section 2.02.     Acceptance by Trustee.

                  The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

                  If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master
Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. Residential Funding shall correct or cure such omission or defect within 60 days from the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        32
date the Master Servicer was notified of such omission or defect and, if Residential Funding does not correct or cure such omission or defect within such period, Residential Funding shall purchase such Mortgage Loan from REMIC I at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan purchased by Residential Funding shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest Residential Funding or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of Residential Funding to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.
                  (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that:

                             (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                            (ii) The execution and delivery of this Agreement by
                  the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                           (iii) This  Agreement,  assuming  due  authorization,
                  execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization,

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        33
                  moratorium  and  other  laws  affecting  the   enforcement  of
                  creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                            (iv) The  Master  Servicer  is not in  default  with
                  respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                             (v) No litigation is pending or, to the best of the
                  Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                            (vi) The Master Servicer will comply in all material
                  respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                           (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

                          (viii) The Master Servicer has examined each existing,
                  and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of
                  Section 3.02.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

                  Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to such other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(d)(5) of

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        34
the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

                  (b) Residential Funding hereby additionally represents and warrants to the Trustee for the benefit of Certificateholders each of the representations and warranties regarding the Mortgage Loans as set forth in Exhibit N hereto. It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

                  Upon discovery by any of the Company, the Master Servicer, the
Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in clause (ix) of Exhibit N, the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company or Residential Funding shall either
(i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in
Section 2.02; provided that the Company or Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.03, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. Monthly Payments received with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding
Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment received on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, Residential Funding shall be deemed to have

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        35
made the representations and warranties with respect to any Qualified Substitute Mortgage Loan or Loans contained in Exhibit N hereto (other than clauses xiv, xvi and xvii), as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.03 and in Section 5 of the Assignment Agreement, and shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 5 of the Assignment Agreement. Any such substitution shall be effected by the Company under the same terms and conditions as provided in this Section 2.03 for substitutions by Residential Funding.

                  In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments received in the month of substitution that are to be distributed to Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. It is understood and agreed that the obligation of Residential Funding or the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. Notwithstanding the foregoing, Residential Funding or the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

                  Section 2.04.     Reserved.

Section 2.05.     Issuance of Certificates Evidencing Interests in REMIC I.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which, together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I. The rights of the Class R-I

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        36

Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the Uncertificated REMIC I Regular Interests, and all ownership interests of the Class R-I Certificateholders and REMIC II in such distributions, shall be as set forth in this Agreement.

                  Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

                  The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A- L1, Class A-L2, Class IO, Class M-1, Class M-2, Class B-1 and Class R-II Certificateholders. The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A- L1, Class A-L2, Class IO, Class M-1, Class M-2, Class B-1 and Class R-II Certificateholders. The rights of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-L1, Class A-L2, Class IO, Class M-1, Class M-2, Class B-1 and Class R-II Certificateholders to receive distributions from the proceeds of REMIC II in respect of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-L, Class A-IO and Class R-II Certificates, and all ownership interests of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-L1, Class A-L2, Class IO, Class M-1, Class M-2, Class B-1 and Class R-II Certificateholders in such distributions, shall be as set forth in this Agreement.

  Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II.

                  The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-L1, Class A-L2, Class IO, Class M-1, Class M-2, Class B-1 and Class R-II Certificates in authorized denominations which evidence ownership of the entire REMIC II.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        37

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

                  Section 3.01.     Master Servicer to Act as Servicer.

                  (a) The Master  Servicer  shall  service  and  administer  the
Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.12(d) hereof) and cause either REMIC I or REMIC II to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        38

                  If the  Mortgage  relating  to a Mortgage  Loan did not have a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Business Day prior to the Cut-off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may consent to the refinancing of such senior lien; provided that (i) the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the greater of the Combined Loan-to-Value Ratio prior to such refinancing and 70% (or 80% CLTV for those borrowers with a FICO "credit score" of 710 or greater), (ii) the interest rate for the loan evidencing the refinanced senior lien is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; provided however if the loan evidencing the existing senior lien prior to the date of refinancing is an adjustable rate loan and the loan evidencing the refinanced senior lien is a fixed rate loan, then the loan evidencing the refinanced senior lien may be up to 2.0% higher than the loan evidencing the existing senior lien and (iii) the loan evidencing the refinanced senior lien is not subject to negative amortization.

                  (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

                  (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        39

Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

                  (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts received in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

                  Section 3.03.     Successor Subservicers.

                  The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

                  Section 3.04.     Liability of the Master Servicer.

                  Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        40
diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

                  Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by
                  Trustee.

                  (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

                  (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

                  (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        41
mortgage  servicing  activities.  Consistent  with  the  foregoing,  the  Master
Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not materially adversely affect the lien of the related Mortgage or the interests of the Certificateholders. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

                  (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans on or after the Cut-off Date:

                              (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                             (ii) All  payments  on account of  interest  at the
                   Adjusted Mortgage Rate on the Mortgage Loans, or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                            (iii) Insurance  Proceeds and  Liquidation  Proceeds
                   (net of any related expenses of the Subservicer);

                             (iv) All proceeds of any Mortgage  Loans  purchased
                   pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        42
with the  substitution  of a  Qualified  Substitute  Mortgage  Loan  pursuant to
Section 2.03 or 2.04; and
           (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.11(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans received on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,
2.03 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Interest Remittance Amount and Principal Remittance Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

                  (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

                  (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        43

                  Section 3.08.     Subservicing Accounts; Servicing Accounts.

                  (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer.

                  (b) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, hazard insurance premiums, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Section 3.11(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors, from the Subservicers' own funds, interest on funds in this account to the extent required by law.

Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

                  In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        44

Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

 Section 3.10.     Permitted Withdrawals from the Custodial Account.

                  (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                          (i) to make deposits into the  Certificate  Account in
                 the amounts and in the manner provided for in Section 4.01;

                         (ii) to reimburse itself or the related Subservicer for
                 previously unreimbursed expenses made pursuant to Sections 3.01, 3.08, 3.11(a) and 3.13 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                        (iii) to pay to itself or the  related  Subservicer  (if
                 not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.13 and 3.15, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                         (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                          (v)  to  pay  to   itself  as   additional   servicing
                 compensation any Foreclosure Profits;


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        45

                         (vi) to pay to itself, a Subservicer, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Sections 2.02, 2.03, 2.04,
                 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                        (vii) to  reimburse  itself or the Company for  expenses
                 incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection  with  enforcing  any  repurchase,  substitution  or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement; provided, that the amount of such reimbursement shall be limited to the Principal Remittance Amount for the next succeeding Distribution Date;

                       (viii) to reimburse itself for amounts expended by it (a)
                 pursuant to Section 3.13 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (vii) above; provided, that the amount of such reimbursement shall be limited to the
                 Principal Remittance Amount for the next succeeding Distribution Date; and

                         (ix) to withdraw any amount  deposited in the Custodial
                 Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

                  (b) Since, in connection with withdrawals  pursuant to clauses
(ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses. Notwithstanding any other provision of this Agreement, the Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.10 or otherwise reimbursable pursuant to the terms of this Agreement that the Master Servicer determines to be otherwise nonrecoverable (except with respect to any Mortgage Loan as to which the Purchase Price has been paid), by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Business Day prior to the Distribution Date succeeding the date of such determination.

Section 3.11.     Maintenance of Fire Insurance and Omissions and Fidelity
                  Coverage.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        46

                  (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

                  In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this
Section 3.11(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.11(a) and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made at the same time payments are received with respect to the blanket policy. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        47
agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

                  (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.11(b) shall satisfy the requirements of this Section 3.11(b).

Section 3.12. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

                  (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy or otherwise adversely affect the interests of the Certificateholders. Notwithstanding the foregoing:

                           (i) the Master  Servicer shall not be deemed to be in
                  default under this Section 3.12(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                           (ii) if the  Master  Servicer  determines  that it is
                  reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

                  (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.12(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        48
be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both (a) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (b) cause either REMIC I or REMIC II to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) such transaction will not adversely affect the coverage under any Required Insurance Policies, (B) the Mortgage Loan will fully amortize over the remaining term thereof, (C) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (D) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

                  (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that neither REMIC I nor REMIC II would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof. A partial release pursuant to this Section 3.12 shall be permitted only if the Combined Loan-to-Value Ratio for such Mortgage Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Mortgage Loan as of the Cut-off Date. Any fee collected by the Master Servicer or the related

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        49

Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

                  (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit L, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

                  Section 3.13.     Realization Upon Defaulted Mortgage Loans.

                  (a) In the event of default on any of the Mortgage Loans,  the
Master Servicer shall decide whether to (i) foreclose upon the Mortgaged Properties securing such Mortgage Loans (which may include an REO Acquisition),
(ii) write off the unpaid  principal  balance of the Mortgage Loans as bad debt,
(iii) take a deed in lieu of foreclosure, (iv) accept a short sale, (v) arrange for a repayment plan, (vi) agree to a modification in accordance with this Agreement or (vii) take an unsecured note, in each case subject to the rights of any related first lienholder. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Master Servicer) and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan or the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        50
to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.13(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received; provided, however, a Cash Liquidation or REO Disposition shall be deemed to have occurred with respect to any Mortgage Loan that is 180 days or more delinquent as of the end of the related Collection Period; provided further, however, any subsequent collections with respect to any such Mortgage Loan shall be deposited to the Custodial Account, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

                  (b) In the event that title to any Mortgaged Property is acquired by REMIC I as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in REMIC I until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        51
discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

                  (c) In the event that REMIC I acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of REMIC I shall either (i) dispose of such REO Property within three years after its acquisition by REMIC I for purposes of Section 860G(a)(8) of the Code, or (ii) at the expense of REMIC I, request, more than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to such three-year period will not result in the imposition on the Trust Fund of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause REMIC I to fail to qualify as a REMIC at any time that any Uncertificated REMIC I Regular Interests are outstanding, in which case REMIC I may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in
Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by REMIC I shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of REMIC I in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject REMIC I to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless REMIC I with respect to the imposition of any such taxes.

                  (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate, to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

                  (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        52

1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

   Section 3.14.     Trustee to Cooperate; Release of Mortgage Files.

                  (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, or that substantially all Liquidation Proceeds which have been determined by the Master Servicer in its reasonable judgment to be finally recoverable have been recovered, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment or Liquidation Proceeds which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in the form attached hereto as Exhibit E (or acceptable electronic notification) requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

                  (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in the form attached as Exhibit E hereto (or acceptable electronic notification), requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        53

Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

                  (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  Section 3.15.     Servicing and Other Compensation.

                  (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a). The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. Subject to Section 3.13(d), in the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

                  (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein.

                  (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.13.

                  (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        54

                  Section 3.16.     Reports to the Trustee and the Company.

                  Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

                  Section 3.17.     Annual Statement as to Compliance.

                  The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.18.     Annual Independent Public Accountants' Servicing Report.

                  On or before March 31 of each year,  beginning  with the first
March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.17 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        55
other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

 Section 3.19.     Rights of the Company in Respect of the Master Servicer.

                  The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        56

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

                  Section 4.01.     Certificate Account.

                  (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of the Interest Remittance Amount and Principal Remittance Amount for the immediately succeeding Distribution Date.

                  (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

                  Section 4.02.     Distributions.

                  (a) On each Distribution Date, (i) the Master Servicer on behalf of the Trustee or (ii) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the Interest Remittance Amount and Principal Remittance Amount.

         (b) On each Distribution Date, the Interest Remittance Amount shall be distributed as follows, in each case to the extent of the Interest Remittance
Amount:

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        57

          (i) to the Senior Certificateholders, on a pro rata basis, Accrued Certificate Interest thereon for such Distribution Date, plus any Unpaid Interest Shortfalls thereon remaining unpaid from any previous Distribution Date; provided, however, that if on any Distribution Date the Interest Remittance Amount is less than the aggregate Accrued Certificate Interest on the Senior Certificates, the amount payable to the Senior Certificateholders pursuant to this clause (i) shall be reduced on a pro rata basis among the Senior Certificates based upon the Accrued Certificate Interest payable thereon; provided further, however, that Accrued Certificate Interest otherwise payable to the Senior Support Certificates shall be paid to the Super Senior Certificates to the extent necessary to pay Accrued Certificate Interest on the Super Senior Certificates in full;

     (ii) to the Class M-1 Certificateholders, Accrued Certificate Interest thereon for such Distribution Date;
     (iii) to the Class M-2 Certificateholders, Accrued Certificate Interest thereon for such Distribution Date;
     (iv) to the Class B-1 Certificateholders, Accrued Certificate Interest thereon for such Distribution Date; and
                               (v) any amount  remaining (such amount,  the "Net
Monthly Excess
         Interest Amount") for such Distribution Date shall be distributed as provided in 4.02(e).

         (c) On each Distribution Date prior to the Stepdown Date and on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows, in each case to the extent of the Principal Distribution Amount:

     (i) first, to the Senior Certificateholders, in the priorities set forth in Sections 4.02(f) and (g), until the aggregate Certificate Principal Balance of the Senior Certificates has been reduced to zero, an amount (the "Senior Principal Distribution Amount") equal to the lesser of (a) the Principal Distribution Amount for such Distribution Date and (b) the aggregate Certificate Principal Balance of the Senior Certificates immediately prior to such Distribution Date;
                              (ii) second, to the Class M-1 Certificates,  until
the Certificate Principal
         Balance of the Class M-1 Certificates has been reduced to zero;

                             (iii) third, to the Class M-2 Certificates, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                              (iv) fourth, to the Class B-1 Certificates,  until
the Certificate Principal
         Balance of the Class B-1 Certificates has been reduced to zero;


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        58

                               (v) any remaining  amount (such amount,  the "Net
Monthly Excess
         Principal Amount") shall be included in the Net Monthly Excess Cash Flow and distributed as described in Section 4.02(e).

         (d) On each Distribution Date after the Stepdown Date, so long as no Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows, in each case to the extent of the Principal Distribution
Amount:

     (i) first, to the Senior Certificates, in the manner and priority as described in the Section 4.02(f) and (g), until the Certificate Principal Balances of the Senior Certificates have been reduced to zero, an amount (the "Senior Principal Distribution Amount") equal to the excess, if any, of (x) the aggregate Certificate Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (1) the lesser of (A) the Stepped Up Enhancement Percentage and (B) 64.00% and (2) the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (b) the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $1,148,133;
                              (ii) second,  from the balance,  if any, remaining
of the Principal
         Distribution Amount after the distribution described in clause (i) above, to the Class M-1 Certificates, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero, the excess, if any, of (x) the sum of (a) the aggregate Certificate Principal Balance of the Senior Certificates (after taking into account distributions pursuant to clause (i) above on such Distribution Date) and (b) the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (1) 81.00% and (2) the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (b) the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $1,148,133.

                             (iii) third, from the balance, if any, remaining of the Principal Distribution Amount after the distributions described in clauses (i) and (ii) above, to the Class M-2 Certificates, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero, the excess, if any, of (x) the sum of (a) the aggregate Certificate Principal Balance of the Senior Certificates and Class M-1 Certificates (after taking into account distributions pursuant to clauses (i) and (ii) above on such Distribution Date) and
         (b) the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (1) 89.00% and (2) the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (b) the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $1,148,133;


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        59

                              (iv) fourth,  from the balance,  if any, remaining
of the Principal
         Distribution Amount after the distributions described in clauses (i) through (iii) above, to the Class B-1 Certificates, until the Certificate Principal Balance of the Class B-1 Certificates has been reduced to zero, the excess, if any, of (x) the sum of (a) the aggregate Certificate Principal Balance of the Senior Certificates and Class M Certificates (after taking into account distributions pursuant to clauses (i) though (iii) above on such Distribution Date) and (b) the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (1) 96.00% and (2) the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (b) the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $1,148,133; and

                               (v) fifth, any amount remaining (such amount, the
"Net Monthly
         Excess Principal Amount") shall be included in the Net Monthly Excess Cash Flow as described in Section 4.02(e) and applied as described therein.

         (e) On each Distribution Date, the Net Monthly Excess Cash Flow will be distributed as follows, in each case to the extent of the Net Monthly Excess Cash Flow:

     (i) first, to pay any Unpaid Interest Shortfall on the Senior Certificates on a pro rata basis until reduced to zero;
                  (ii) second, to fund the Extra Principal Distribution Amount for such Distribution Date;

                  (iii) third, to pay any Unpaid Interest Shortfall on the Class M-1 Certificates until reduced to zero;

                  (iv) fourth, to reimburse the Class M-1 Certificates for Realized Losses (other than Excess Losses) previously allocated thereto pursuant to Section 4.05 until fully reimbursed;

                  (v) fifth, to pay any Unpaid Interest Shortfall on the Class M-2 Certificates until reduced to zero;

                  (vi) sixth, to reimburse the Class M-2 Certificates for Realized Losses (other than Excess Losses) previously allocated thereto pursuant to Section 4.05 until fully reimbursed;

                  (vii) seventh, to pay any Unpaid Interest Shortfall on the Class B-1 Certificates until reduced to zero;


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        60

                  (viii) eighth, to reimburse the Class B-1 Certificates for Realized Losses (other than Excess Losses) previously allocated thereto pursuant to Section 4.05 until fully reimbursed; and

                  (ix) ninth, any remaining amounts will be distributed to the Class R-II Certificates.

                  (f) Distributions of the Senior Principal Distribution Amount on the Senior Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows, in each case to the extent of the Senior Principal Distribution Amount:

                  (i)  first,  an  amount  equal  to  the  Lockout  Distribution
                  Percentage of the Senior Principal Distribution Amount shall be distributed to the Lockout Certificates on a pro rata basis, based on the Certificate Principal Balances thereof, until the Certificate Principal Balances thereof have been reduced to zero;

                  (ii)  the  balance,  if  any,  of the  portion  of the  Senior
                  Principal Distribution Amount to be distributed remaining after the distributions described in clause (f)(i) above, shall be distributed as follows:

                           (A) first, to the Class A-1  Certificates,  until the
                           Certificate   Principal  Balance  of  the  Class  A-1
                           Certificates has been reduced to zero;

                           (B) second, to the Class A-2 Certificates,  until the
                           Certificate   Principal  Balance  of  the  Class  A-2
                           Certificates has been reduced to zero;

                           (C) third, to the Class A-3  Certificates,  until the
                           Certificate   Principal  Balance  of  the  Class  A-3
                           Certificates has been reduced to zero;

                           (D) fourth, to the Class A-4 Certificates,  until the
                           Certificate   Principal  Balance  of  the  Class  A-4
                           Certificates has been reduced to zero;

                           (E) fifth, to the Class A-5  Certificates,  until the
                           Certificate   Principal  Balance  of  the  Class  A-5
                           Certificates has been reduced to zero; and

                           (F) sixth, to the Class A-6  Certificates,  until the
                           Certificate   Principal  Balance  of  the  Class  A-6
                           Certificates has been reduced to zero;

                           (G) seventh, to the Class A-7 Certificates, until the
                           Certificate   Principal  Balance  of  the  Class  A-7
                           Certificates has been reduced to zero; and


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        61

                           (H) eighth, to the Lockout Certificates on a pro rata basis, in reduction of the Certificate Principal
                           Balances thereof, until the Certificate Principal Balances of the Lockout Certificates has been reduced to zero.

                  (g) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(f) above in respect of principal among the various classes of Senior Certificates will be disregarded, and the Senior Principal Distribution Amount will be distributed to all classes of Senior Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances.

                  (h) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within three years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan, the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the
Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursements therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

                  (i) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (j) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2)

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        62

Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

                  Section 4.03.     Statements to Certificateholders.

                  (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

                            (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate
         Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                           (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

                          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                           (iv) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                            (v) the aggregate Certificate Principal Balance of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                          (vi) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) one month, (B) two months and
         (C) three or more months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

                          (vii) the number,  aggregate  principal balance of any
REO Properties;


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        63

                         (viii)  the  aggregate  Accrued  Certificate   Interest
         remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                           (ix) the Required Overcollateralization Amount and Overcollateralization Amount, after giving effect to distributions made on such Distribution Date;

                            (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Mortgage Loans incurred since the Cut-off Date and the aggregate percentage of Realized Losses on the Mortgage Loans incurred since the Cut-off Date;

                           (xi) the aggregate amount of any recoveries on previously foreclosed loans due to a breach of representation or warranty;

                          (xii) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                         (xiii) the weighted average Net Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                          (xiv) the Special Hazard Amount and Fraud Loss Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                           (xv) the occurrence of the Credit  Support  Depletion
Date;

                          (xvi) the Pass-Through Rate on the Senior Certificates and the Subordinate Certificates for such Distribution Date; and

                         (xvii) the servicing fee payable to the Master Servicer
and the Subservicer.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

                  (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        64

Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and the Trustee pursuant to any requirements of the Code.

                  (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and the Trustee pursuant to any requirements of the Code.

                  (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

 Section 4.04.     Distribution of Reports to the Trustee and the Company.

                  Prior to the close of business on the Business Day next succeeding each Determination Date (provided that the Master Servicer will use its best efforts to deliver such statement not later than 12:00 p.m., New York time, on the second Business Day prior to each Distribution Date), the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth the Interest Remittance Amount and Principal Remittance Amount to be distributed on such Distribution Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same, absent manifest error, without any independent check or verification.

                  The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

                  Section 4.05.     Allocation of Realized Losses.

                  Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Collection Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

         On each Distribution Date following the application of all amounts distributable on such date, to the extent the aggregate Stated Principal Balance of the Mortgage Loans is less than the aggregate Certificate Principal Balances of the Offered Certificates due to Realized Losses on

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        65
the Mortgage Loans (other than Excess Losses), the Certificate Principal Balances of the Offered Certificates shall be reduced as follows, until such deficiency is fully allocated: first, the Certificate Principal Balance of the Class B-1 Certificates shall be reduced, until the Certificate Principal Balance thereof has been reduced to zero; second, the Certificate Principal Balance of the Class M-2 Certificates shall be reduced, until the Certificate Principal Balance thereof has been reduced to zero; and third, the Certificate Principal Balance of the Class M-1 Certificates shall be reduced, until the Certificate Principal Balance thereof has been reduced to zero. The Certificate Principal Balances of the Senior Certificates will not be so reduced and will continue to receive Accrued Certificate Interest thereon in accordance with Section 4.02(b).

         Any Excess Losses will be allocated among the Senior Certificates and Subordinate Certificates and, in respect of the interest portion of such Excess Losses, on a pro rata basis and in an aggregate amount equal to the amount of such loss times a fraction equal to (x) the then aggregate Certificate Principal Balance of the Senior Certificates and Subordinate Certificates over (y) the then aggregate Stated Principal Balance of the Mortgage Loans, except that Excess Losses (including the interest portion of such Excess Losses) otherwise allocable to the Super Senior Certificates will be allocated to the Senior Support Certificates until the Certificate Principal Balance thereof is reduced to zero. An allocation of an Excess Loss on a "pro rata basis" among two or more classes of Certificates means an allocation to each such class of Certificates on the basis of its then outstanding Certificate Principal Balance prior to giving effect to distributions to be made on such Distribution Date in the case of an allocation of the principal portion of an Excess Loss, or based on the Accrued Certificate Interest thereon in respect of such Distribution Date in the case of an allocation of the interest portion of an Excess Loss.

         Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date.
Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(b). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(c). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

     Section  4.06.   Reports  of  Foreclosures  and  Abandonment  of  Mortgaged
Property.
         The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        66

  Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

                  As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer or the Trustee which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                  Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For the purposes of reports to Certificateholders, and for the purposes of calculating the Required Overcollateralization Amount, any Mortgage Loan purchased pursuant to this Section 4.07 shall be treated as if it had not been so purchased.

Section 4.08. Distributions on the Uncertificated REMIC I Regular Interests and REMIC II Certificates.
                  (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Accrued Interest.

                  (b) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Principal Remittance Amount, and shall be deemed to distribute same to the (i) Uncertificated REMIC I Regular Interest Y and (ii) Uncertificated REMIC I Regular Interest Z, with the amount to be distributed allocated among such interests in proportion to and in accordance with the priority assigned to the (i) Class A-L1 Certificates and (ii) Class A-1, Class A-2, Class A-3, Class A- 4, Class A-5, Class A-6, Class A-7, Class A-L2, Class M-1, Class M-2, Class B-1, and Class R-II Certificates, respectively, under Sections 4.02(c) and (d) until the Uncertificated Principal Balance of each such interest is reduced to zero.

     (c) In determining from time to time the Uncertificated REMIC I Regular Interest Y Distribution Amount and the Uncertificated REMIC I Regular Interest Z Distribution Amount, Realized Losses allocated to the Class A-L1 under Section
4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y and Realized Losses
[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        67
allocated to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-L2, Class M-1, Class M-2, Class B-1, and Class R-II Certificates shall be deemed allocated to Uncertificated REMIC I Regular Interest Z.

                  (d) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        68

                                                     ARTICLE V

                                                 THE CERTIFICATES

                  Section 5.01.     The Certificates.

                  (a) The Senior Certificates, the Class IO Certificates, the Subordinate Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3 and B and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section
2.01. The Senior Certificates (other than the Fixed Strip Certificates) shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Fixed Strip Certificates shall be issuable in minimum dollar denominations representing initial Notional Amounts of $2,000,000 and integral multiples of $1 in excess thereof. The Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof. The Class M-2 Certificates and Class B-1 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1,000 in excess thereof. The Class R Certificates shall be issuable in minimum percentage interests of 20.0% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R-I Certificate and one Class R-II Certificate may be issued to Residential Funding as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                  The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  (b) The Senior Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of such Senior Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        69
procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If  (i)(A)  the  Company  advises  the  Trustee  in  writing  that  the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

 Section 5.02.     Registration of Transfer and Exchange of Certificates.

                  (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        70

Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

                  (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

                  (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (d) No transfer, sale, pledge or other disposition of a Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(e), in the event that a transfer of a Class R Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer; provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be written representation) from the Company of the status, of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        71
of Exhibit M attached hereto, which investment letter shall not be an expense of the Trustee, the Company, or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of any such Class R Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

                  (e) In the case of any Senior Support, Subordinate or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Senior Support, Subordinate or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in Exhibit H-2, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition; provided, however, that such Opinion of Counsel or certification will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to an Affiliate of the Company (in which case, the Company or any Affiliate thereof shall have deemed to have represented that such Affiliate is not a Plan or a Person investing "plan assets" of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company of the status of such transferee as an Affiliate of the Company. So long as the Senior Support Certificates are Book-Entry Certificates, any purchaser of a Senior Support Certificate will be deemed to have represented by such purchase that either (a) such purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and is not purchasing such Certificates on behalf of or with "plan assets" of any Plan or (b) the purchase of any such Certificate by or on behalf of or with "plan assets" of any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        72

ERISA or Section 4975 of the Code, and will not subject the Master Servicer, the Company or the Trustee to any obligation in addition to those undertaken in this Agreement.

                  (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                                    (A) Each  Person  holding or  acquiring  any
                  Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                                    (B) In connection with any proposed Transfer
                  of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
                  (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted
                  Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                                    (C)   Notwithstanding   the  delivery  of  a
                  Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                                    (D) Each  Person  holding or  acquiring  any
                  Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        73

                  Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                                    (E) Each  Person  holding  or  acquiring  an
                  Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation
                  Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                           (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified
         Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                           (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R
         Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                                    (B) If any purported Transferee shall become
                  a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        74

                  Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                           (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                           (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                                    (A)  written  notification  from each Rating
                  Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior Certificates or Subordinate Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                                    (B)   subject   to   Section   10.01(f),   a
                  certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or
                  (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

                  (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        75
tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.
                  (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

 Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 5.04.     Persons Deemed Owners.

                  Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

                  Section 5.05.     Appointment of Paying Agent.

                  The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        76

                  The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                  Section 5.06.     Optional Purchase of Certificates.

                  (a)  On  any  Distribution  Date  on  which  the  Pool  Stated
Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of (i) the aggregate outstanding Certificate Principal Balance of the Senior Certificates and Subordinate Certificates, (ii) one
month's Accrued Certificate Interest thereon, (iii) any Unpaid Interest Shortfalls with respect to the Senior Certificates and Subordinate Certificates and (iv) the amount of any Realized Losses previously allocated thereto pursuant to Section 4.05 (other than the amount of any Excess Losses allocated thereto).

                  (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)  the   Distribution   Date  upon  which  purchase  of  the  Certificates  is
     anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,
                              (ii)  the purchase price therefor, if known, and

                             (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        77

                  (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the sum of (i) the outstanding Certificate Principal Balance thereof, (ii) the sum of one month's Accrued
Certificate Interest thereon, (iii) the amount of Unpaid Interest Shortfalls previously allocated thereto and (iv) with respect to the Subordinate Certificates, the amount of any Realized Losses (other than any Excess Losses) previously allocated thereto.

                  (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        78

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

  Section 6.01. Respective Liabilities of the Company and the Master Servicer.

                  The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Sections 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.
                  (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Senior Certificates and Subordinate Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

                  (c)  Notwithstanding  anything  else in this  Section 6.02 and
Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        79
reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.
                  Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage
Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

                  Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        80
attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted an Excess Loss.

                  Section 6.04.     Company and Master Servicer Not to Resign.

                  Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.



[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        81

                                                    ARTICLE VII

                                                      DEFAULT

                  Section 7.01.     Events of Default.

                  Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                   (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                   (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                    (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        82
         voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

                  If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, or shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

                  Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Section 3.10(a)(ii), (v) and (vi) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder, the Company shall deliver to the Trustee a copy of the Program Guide.

   Section 7.02.     Trustee or Company to Act; Appointment of Successor.

                  On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        83
transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage loan or home equity loan servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

                  Section 7.03.     Notification to Certificateholders.

                  (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders, at their respective addresses appearing in the Certificate Register.

                  (b)  Within  60 days  after  the  occurrence  of any  Event of
Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        84

                  Section 7.04.     Waiver of Events of Default.

                  The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.



[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        85

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE

                  Section 8.01.     Duties of Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

                  (b)   The   Trustee,   upon   receipt   of  all   resolutions,
certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

                  The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of both REMIC I and REMIC II as REMICs under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either REMIC I or REMIC II to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

     (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        86
         of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                              (ii) The Trustee  shall not be  personally  liable
for an error of judgment
         made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                             (iii) The Trustee  shall not be  personally  liable
         with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates of any Class affected thereby which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                              (iv)  The  Trustee   shall  not  be  charged  with
knowledge of any default
         (other than a default in payment to the  Trustee)  specified in clauses
         (i) and  (ii) of  Section  7.01 or an Event of  Default  under  clauses
         (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                               (v)  Except to the  extent  provided  in  Section
7.02, no provision in this
         Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

                  Section 8.02.     Certain Matters Affecting the Trustee.

                  (a)      Except as otherwise provided in Section 8.01:


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        87

                           (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                         (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        88

                         (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

                  (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

   Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

                  Section 8.04.     Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section  8.05.   Master   Servicer   to  Pay   Trustee's   Fees  and   Expenses;
     Indemnification.
                  (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        89
trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                    (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                   (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                  (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

                  Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

                  Section 8.06.     Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        90
surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

                  Section 8.07.     Resignation and Removal of the Trustee.

                  (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        91

                  (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

                  Section 8.08.     Successor Trustee.

                  (a) Any  successor  trustee  appointed  as provided in Section
8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                  Section 8.09.     Merger or Consolidation of Trustee.

                  Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto,

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        92
anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

  Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

                  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        93
separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 8.11.     Appointment of Custodians.

                  The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

                  Section 8.12.     Appointment of Office or Agency.

                  The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        94

                                   ARTICLE IX

                                   TERMINATION

      Section 9.01. Termination Upon Purchase by the Master Servicer or the
                  Company or Liquidation of All Mortgage Loans.

                  (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

     (i) the later of the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or
     (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of any REO Property if such fair market value is less than such unpaid principal balance on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed (the amount of such purchase, the "Termination Amount"); provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of either REMIC I or REMIC II as a REMIC.

                  The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.14 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

                  (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        95

Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

     (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,
                              (ii) the  amount  of any such  final  payment,  if
known, and

                             (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

                  (c) Upon presentation and surrender of the Certificates by the Certificateholders, (i) if not in connection with the Master Servicer's or the Company's election to repurchase, the Trustee shall distribute to the Certificateholders the amount otherwise distributable on such Distribution Date, or (ii) if the Master Servicer or the Company elected to so repurchase, the Trustee shall distribute to the Certificateholders the Termination Amount as follows:

     (i) first, to the Senior Certificates, on a pro rata basis, one month's Accrued Certificate Interest thereon,
                           (ii) second, the balance,  if any, of the Termination
                  Amount remaining after the distribution pursuant to clause (i) above, to the Senior Certificates, on a pro rata basis, in respect of any Unpaid Interest Shortfalls thereon;

                           (iii) third, the balance,  if any, of the Termination
                  Amount remaining after the  distributions  pursuant to clauses
                  (i) and (ii) above, to the Senior

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        96

                  Certificates, on a pro rata basis, in reduction of the Certificate Principal Balances thereof, until the Certificate Principal Balances thereof have been reduced to zero;

                           (iv) fourth, the balance,  if any, of the Termination
                  Amount remaining after the  distributions  pursuant to clauses
                  (i) through (iii) above, to the Subordinate Certificates, in order of priority, first in respect of one month's Accrued Certificate Interest thereon, and second, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero;

                           (v) fifth,  the balance,  if any, of the  Termination
                  Amount remaining after the  distributions  pursuant to clauses
                  (i) through (iv) above, to the Subordinate Certificates, in order of priority, first in respect of Unpaid Interest Shortfalls thereon and second in respect of unreimbursed Realized Losses thereon; and

                           (vi) sixth, the amount remaining shall be distributed
                  to the Class R-II Certificates.

                  (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

                  Section 9.02.     Termination of REMIC II.


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        97

                  REMIC II shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the Uncertificated REMIC I Regular Interests and the last distribution due on the Senior and Class R-II Certificates is made.

                  Section 9.03.     Additional Termination Requirements.

                  (a) REMIC I or REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of REMIC I or REMIC II, as the case may be, to comply with the requirements of this Section 9.03 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                            (i) The Master Servicer shall establish a 90-day liquidation period for REMIC I and REMIC II and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and the regulations thereunder;

                           (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                          (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

                  (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.



[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        98

                                                     ARTICLE X

                                                 REMIC PROVISIONS

                  Section 10.01.    REMIC Administration.

                  (a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, Uncertificated REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, each of the Senior Certificates shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I or REMIC II other than the Uncertificated REMIC I Regular Interests and the Class R-I Certificates and the REMIC II Certificates and the Class R-II Certificates, respectively.

                  (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

                  (c) The REMIC Administrator shall hold a Class R-I Certificate and a Class R-II Certificate representing a 0.01% Percentage Interest of the Class R-I Certificates and 0.01% of the Class R-II Certificates respectively, and shall be designated as "the tax matters person" with respect to REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. The REMIC Administrator, as tax matters person, shall (i) act on behalf of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

                  (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to either REMIC I or REMIC II created

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        99
hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information, within their respective control, as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

                  (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I and REMIC II.

                  (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each of REMIC I and REMIC II created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as REMICs under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause each of REMIC I or REMIC II to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon each of REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each of REMIC I or REMIC II created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        100
imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I or REMIC II or their assets, or causing REMIC I or REMIC II to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I or REMIC II, and the Trustee shall not take any such action or cause REMIC I or REMIC II to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of REMIC I and REMIC II as "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of REMIC I or REMIC II created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I or REMIC II as defined in Section 860G(c) of the Code, on any contributions to REMIC I or REMIC II after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by
Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted an Excess Loss.

                  (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I and REMIC II on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

                  (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to REMIC I or REMIC II unless (subject to 10.01(f)) the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        101

Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I or REMIC II will not cause REMIC I or REMIC II to fail to qualify as REMICs at any time that any Certificates are outstanding or subject REMIC I or REMIC II to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which REMIC I or REMIC II will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in REMIC II and the Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest would be reduced to zero is May 25, 2027, which is the Distribution Date following the one year anniversary of the latest scheduled maturity of any Mortgage Loan.

                  (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I and REMIC II.

                  (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of Trust Fund,
(iii) the termination of REMIC I and REMIC II pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for REMIC I or REMIC II, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to REMIC I or REMIC II after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of REMIC I and REMIC II as REMICs or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause REMIC I or REMIC II to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

  Section 10.02.    Master Servicer, REMIC Administrator and Trustee
                    Indemnification.

                  (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        102

Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

                  (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

                  (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.



[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        103

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

                  Section 11.01.    Amendment.

                  (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                    (i)    to cure any ambiguity,

                   (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                  (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I and REMIC II as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                   (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                    (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R-I and Class R-II Certificates by virtue of their being the "residual interests" in REMIC I and REMIC II, respectively provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either REMIC I or REMIC II or any of the

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        104

         Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                   (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under
         Section 11.09(d).

                  (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                             (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or

                            (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                           (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

                  (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

                  (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        105
approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h) in effect as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class R Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code and (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit J (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

                  Section 11.02.    Recordation of Agreement; Counterparts.

                  (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        106
situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 11.03.    Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

                  (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby shall have given its written consent, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be.

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        107

For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 11.04.    Governing Law.

                  This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 11.05.    Notices.

                  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Mortgage Securities II, Inc. Series 1997-HS5 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, Fitch Investors Service, L.P., One State Street Plaza, 33rd Floor, New York, New York 10004 Attention: Residential Mortgage Pass-Through Monitoring, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  Section 11.06.    Notices to Rating Agency.

                  The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g),
(h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

                  (a)      a material change or amendment to this Agreement,

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        108

                  (b)      the occurrence of an Event of Default,

                  (c) the  termination  or  appointment  of a  successor  Master
         Servicer or Trustee or a change in the majority ownership of the Trustee,

                  (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.11 or the cancellation or modification of coverage under any such instrument,

                  (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,
(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,
 (h)      the occurrence of the Final Distribution Date, and

 (i)      the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clause (d) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

                  Section 11.07.    Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  Section 11.08.    Supplemental Provisions for
                                         Resecuritization.

                  (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee;

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        109
provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

                  Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of REMIC I or REMIC II as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM
                                                        110

                  IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.

                            RESIDENTIAL FUNDING MORTGAGE
                            SECURITIES II, INC.
[Seal]


                            By:
                                Name:      Diane S. Wold
                                Title:     Vice President

Attest:
Name:    Randy Van Zee
Title:    Vice President


                                 RESIDENTIAL FUNDING CORPORATION
[Seal]


                                 By:
                                     Name:      Randy Van Zee
                                     Title:     Director

Attest:
Name:     Diane S. Wold
Title:    Director


                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Trustee
[Seal]


                                 By:
                                     Name:      Steven Wagner
                                     Title:     Vice President

Attest:
Name:     R. Tarnas
Title:    Vice President

STATE OF MINNESOTA                  )
                                            ) ss.:
COUNTY OF HENNEPIN                  )

                  On the 30th day of October, 1997 before me, a notary public in and for said State, personally appeared Diane S. Wold, known to me to be a Vice President of Residential Funding Mortgage Securities II, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                 --------------------------------------
                                                            Notary Public


[Notarial Seal]


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM

STATE OF MINNESOTA         )
                                    ) ss.:
COUNTY OF HENNEPIN         )


                  On the 30th day of October, 1997 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   ------------------------------
                                              Notary Public

[Notarial Seal]

[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM

STATE OF  ILLINOIS         )
                                    ) ss.:
COUNTY OF COOK             )


                  On the 30th day of October, 1997 before me, a notary public in and for said State, personally appeared Steven Wagner, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   ------------------------------
                                                  Notary Public

[Notarial Seal]


[TPW: NY01:613641.4] 16069-00420  10/29/97 10:50PM